American National Investment Accounts, Inc.


Supplement dated September 23, 2002 to the Prospectus dated May 1, 2002



The portfolio management for the American National Growth Portfolio and the American National Small-Cap/Mid-Cap Portfolio is hereby amended to read as follows:



On Page 36, the narrative section for Andrew R. Duncan is hereby amended to read:

Mr. Duncan joined SM&R's staff in 1997 as Sr. Securities Analyst/Portfolio Manager. Mr. Duncan serves as Portfolio Manager of American National Investment Accounts, Inc.'s American National (A.N.) Growth Portfolio,
A.N. Equity Income Portfolio, A.N. Balanced Portfolio, A.N. Small-Cap/Mid-Cap Portfolio and A.N. International Stock Portfolio. He also serves as the Portfolio Manager of the SM&R Investments, Inc.'s SM&R Growth Fund, SM&R
Equity Income Fund and SM&R Balanced Fund. He graduated from West Virginia University in 1995 with a BS/BA degree in Finance and from Texas A&M University in 1996 with an MS in Finance. He is a Chartered Financial Analyst.

The narrative on this page for Andre J. Hodlewsky is hereby deleted.